UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 16, 2010

WORLD HEART CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Wiley Post Way, Suite 120, Salt Lake City, UT	84116
(Address of principal executive offices)	(Zip Code)

(801) 355-6255
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.   Other Events.

On June 16, 2010, World Heart Corporation announced that the University of Louisville/Jewish Hospital in Louisville, Kentucky, Massachusetts General Hospital in Boston, Massachusetts, and Tampa General Hospital in Tampa, Florida, have joined the U.S. Levacor™ Ventricular Assist Device (VAD) Bridge-to-Transplant (BTT) Clinical Study.  With the addition of these three sites, there are now six nationwide centers on line in the Levacor BTT Study.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release dated June 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 16, 2010

WORLD HEART CORPORATION

	By:	/s/ Morgan R. Brown
	Name:	Morgan R. Brown
	Title:	Executive Vice President and Chief Financial Officer